TRANSPARENT VALUE TRUST

SUPPLEMENT DATED JUNE 14, 2011

TO THE PROSPECTUS DATED JANUARY 28, 2011

The following information is added to the section “Fund Management–Portfolio Manager” on pages 5, 10, 15, 21, 27, 32 and 38 of the Prospectus:

Julian Koski, the Director of Portfolio Strategy for the Sub-Adviser and a co-developer of the RBP methodology, is responsible for developing portfolio strategy and communicating the portfolio strategy to the market place. He has served as head of portfolio strategy of the Fund since its inception.

The following information is added to the section “Portfolio Manager” beginning on page 47 of the Prospectus:

Julian Koski is responsible for the development of portfolio strategy for the Sub-Adviser and the Funds, and has been since each Fund’s inception.  The Funds’ SAI provides additional information about Mr. Koski’s compensation, other accounts managed, and ownership of Fund shares.  He is a co-developer of the RBP methodology and a co-founder of Transparent Value LLC.  Prior to founding Transparent Value LLC in June 2003, Mr. Koski was previously CEO at Financial Resource Group.  He attended the University of Witwatersrand and University of South Africa.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

TRANSPARENT VALUE TRUST

SUPPLEMENT DATED JUNE 14, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 28, 2011

The following information is added to the section “THE PORTFOLIO MANAGER” beginning on page 13 of the SAI:

Julian Koski is responsible for developing the Funds’ portfolio strategy and communicating the portfolio strategy to the market place.

Compensation. The Sub-Adviser compensates Mr. Koski for the development of portfolio strategies and communicating those strategies to the market.  His compensation consists of a fixed annual salary (a “base salary”) and an annual discretionary bonus.  The base salary is determined based on (i) a review of compensation payable for a similar position across the investment management industry and (ii) an evaluation of Mr. Koski’s overall performance (e.g., Mr. Koski’s contribution to the Sub-Adviser’s overall investment process, his ability to effectively communicate the investment strategy to the market, etc.), and (iii) his contributions to the Sub-Adviser’s asset growth and business relationships.  The discretionary bonus is based on a percentage of the Sub-Adviser’s profits, as determined by the board of the Sub-Adviser.  In addition, Mr. Koski is a part owner of the Sub-Adviser.

Fund Shares Owned by Portfolio Manager. Mr. Koski does not beneficially own shares of the Funds.

Other Accounts. Mr. Koski is not responsible for the day-to-day management of any other accounts.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.